IMMUNE Reset: The potential of car t cell therapy to transform the treatment of patients with autoimmune disease Exhibit 99.3

Symposium Speakers Drs Georg Schett and Carl June are members of Cabaletta Bio’s Scientific Advisory Board. David J. Chang, MD, MPH, FACR Chief Medical Oﬃcer Cabaletta Bio Philadelphia, PA Carl H. June, MD Director of the Center for Cellular Immunotherapies Penn Medicine Philadelphia, PA Georg Schett, MD Vice President Research Friedrich-Alexander Universität [FAU] Erlangen-Nürnberg Erlangen, Germany

8:15 am-8:20 am 8:20 am-8:35 am 8:35 am-8:50 am 8:50 am-9:15 am 9:15 am-9:30 am Welcome and introductions David J. Chang, MD, MPH, FACR Evolving the potential of chimeric antigen receptor (CAR) T cell therapies to autoimmunity Carl H. June, MD Resetting the immune system of patients with autoimmune disease Georg Schett, MD Unlocking the potential of CD19-CAR T cell therapy in myositis and lupus David J. Chang, MD, MPH, FACR Agenda Questions and answers

Learning Objectives Learn about the history of CAR T cell therapies in oncology and their potential in autoimmunity Review the role of B cells in autoimmune disease and the potential for CD19-CAR T cell therapy to transform treatment Understand the potential of CD19-CAR T cell therapy to reset the immune system in myositis and lupus

Evolving the Potential of Chimeric Antigen Receptor (CAR) T Cell Therapies to Autoimmunity

# What Are Chimeric Antigen Receptor (CAR) T Cells?

## Engineered T cells that combine the targeting ability of antibodies with the cell-killing machinery of T cells



T CELL RECEPTOR
Target cell
Transmembrane domain
HLA
Target antigen
T cell receptor
T cell
CD3
CD3
Image adapted from June CH and Sadelain M. 2018.



CHIMERIC ANTIGEN RECEPTOR
Target cell
Transmembrane domain
Target antigen
Chimeric antigen receptor
Targeting domain (antibody fragment)
T cell
4-1BB or CD28 (costimulatory domain)
CD3ζ

CD, cluster of differentiation; HLA, human leukocyte antigen.
June CH, Sadelain M. *N Engl J Med.* 2018;379;64-73.

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# Personalized Manufacturing of CAR T Cells



1
T cell source:
A patient's own T cells
2
Leukapheresis:
T cells collected from blood
3
Reprogramming:
Viral vectors deliver gene encoding CAR
Viral vector
T cell
CAR T cell
4
Proliferation:
CAR T cells expanded in a bioreactor
Preconditioning
5
Preparation:
Standard lymphodepleting preconditioning regimen
6
CAR T treatment:
CAR T cells are infused intravenously

Image adapted from C&EN Oncology 2018.

C&EN Oncology. Accessed June 10, 2024. https://cen.acs.org/pharmaceuticals/oncology/Controlling-CAR-T-scientists-plan/96/i19.

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# Considerations and Efficacy Outcomes of CAR T in Cancer

## Personalized cell therapy product that behaves as a 'living drug' by fully eliminating target cells in the body[1]

- **CAR T is a 'living drug'[1]**
  - Engrafts & expands in the body
  - Penetrates across tissues
- **Activated by target cells[1]**
- **Preconditioning key in oncology[2]**
  - Eliminates cytokine sinks
  - Increases CAR T expansion, persistence & activity

**CD19-CAR T cells have been FDA approved for lasting remission of B cell cancers[1]**

| 2017 | 2017 | 2020 | 2021 |
|---|---|---|---|
| **Kymriah** (tisagenlecleucel) | **Yescarta** (axicabtagene ciloleucel) | **Tecartus** (brexucabtagene autoleucel) | **Breyanzi** (lisocabtagene maraleucel) |
| 4-1BB | CD28 | CD28 | 4-1BB |

**COMPLETE remission rate:** **40%-67%**[3-7]

**LONG-TERM remission rate:** **30%-59%**[6-9]

FDA, US Food and Drug Administration.

1. Holzinger A, Abken H. *Pharmacology.* 2022;107(9-10):446-463. 2. Pietrobon V, et al. *Int J Mol Sci.* 2021;22(19):10828. 3. Maude SL, et al. *N Engl J Med.* 2018;378(5):439-448. 4. Schuster SJ, et al. *N Engl J Med.* 2019;380(1):45-56. 5. Locke FL, et al. *Lancet Oncol.* 2019;20(1):31-42. 6. Abramson JS, et al. *Lancet.* 2020;396(10254):839-852. 7. Wang M, et al. *N Engl J Med.* 2020;382(14):1331-1342. 8. Schuster SJ, et al. *Lancet Oncol.* 2021;22(10):1403-1415. 9. Neelapu SS, et al. *Blood.* 2023;141(19):2307-2315.

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# Common Adverse Events Associated With CAR T Cell Therapy

## Familiarity with CAR T-associated AEs has increased in oncology, enabling potential outpatient administration

### CRS
(cytokine release syndrome)

| Criteria | Sign |
|---|---|
| Temperature ≥38°C | FEVER |
| with | |
| No vasopressors (Grade 2); Vasopressor +/- vasopressin (Grade 3); Multiple vasopressors (Grade 4) | HYPOTENSION |
| and/or | |
| Low-flow nasal cannula or blow-by (Grade 2); High-flow nasal cannula face mask, nonrebreather mask, or Venturi mask (Grade 3); Positive pressure (CPAP, BiPAP) (Grade 4) | HYPOXIA |

**Examples of standard therapies for CRS and ICANS**

Corticosteroids

Tocilizumab

Supportive care

### ICANS
(immune effector cell-associated neurotoxicity syndrome)

| | Grade 1 | Grade 2 | Grade 3 | Grade 4 |
|---|---|---|---|---|
| ICE SCORE | 7-9 | 3-6 | 0-2 | Unarousable/unable to perform ICE |
| DEPRESSED LEVEL OF CONSCIOUSNESS | Awakens spontaneously | Awakens to voice | Awakens only to tactile stimulus | Unarousable or requires vigorous tactile stimuli to arouse or coma |
| SEIZURE | None | None | Any clinical seizure that resolves rapidly or nonconvulsive seizure that resolves with intervention | Life-threatening prolonged seizure (>5 min) or repetitive clinical or electrical seizures with no return to baseline in between |
| ELEVATED ICP/CEREBRAL EDEMA | None | None | Focal/local edema on neuroimaging | Diffuse cerebral edema on neuroimaging; decerebrate or decorticate posturing; or cranial nerve VI palsy; papilledema; or Cushing's triad |
| MOTOR FINDINGS | None | None | None | Deep focal motor weakness such as hemiparesis or paraparesis |

Grade 1 | Grade 2 | Grade 3 | Grade 4

Diagram adapted from Zhang Y, et al. 2023.

AE, adverse event; BiPAP, bilevel positive airway pressure; CPAP, continuous positive airway pressure; CRS, cytokine release syndrome; ICANS, immune effector cell-associated neurotoxicity syndrome; ICE, immune effector cell encephalopathy; ICP, intracranial pressure.
Zhang Y, et al. *J Clin Med.* 2023;12(19):6124.

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# Potential Adverse Events After CAR T Cell Therapy in Cancer


Insertional oncogenesis
Secondary malignancies
Hypogamm. & cytopenias (incl. neutropenia), increasing risk of infection
Immune response to recombinant (eg, murine) protein

## Secondary malignancies

- In November 2023, the FDA reported identifying 22 cases of T cell cancers that occurred among the 34,000 patients who previously received treatment with CAR T products[2]
- In April 2024, the FDA required approved CAR T products (CD19 and BCMA targeted) to add a boxed warning for T cell malignancy when used in patients treated for hematologic malignancies[4]
- In January 2024, the Director of FDA's CBER suggested the risk:benefit profile of CAR T is not in question in oncology or in moving forward development programs in autoimmune diseases[5,6]

Image adapted from Bonifant CL, et al. 2016,[1] Verdun N and Marks P. 2024,[2] Adkins S, et al. 2019.[3]

1. Bonifant CL, et al. *Mol Ther Oncolytics.* 2016;3:16011. 2. Verdun N, Marks P. *N Eng J Med.* 2024;390(7):584-586. 3. Adkins S. *J Adv Pract Oncol.* 2019;10(suppl 3):21-28. 4. FDA. Accessed June 10, 2024. https://www.fda.gov/vaccines-blood-biologics/safety-availability-biologics/fda-requires-boxed-warning-t-cell-malignancies-following-treatment-bcma-directed-or-cd19-directed.
5. Wu L. Accessed June 10, 2024. https://endpts.com/jpm24-fdas-peter-marks-says-some-secondary-cancer-cases-after-car-t-therapy-may-be-causal-but-benefits-still-outweigh-risks/. 6. Expediting the Development of Cell and Gene Therapy. Accessed June 10, 2024. https://www.youtube.com/watch?v=jt3CNgsCXAk.

CBER, Center for Biologics Evaluation and Research.

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# Differences in CD19-CAR T Constructs

## A human CD19 binder and 4-1BB costimulatory domain may be ideal for a CD19-CAR T construct



CHIMERIC ANTIGEN RECEPTOR
Target cell
Transmembrane domain
Target antigen
Chimeric antigen receptor
Targeting domain (antibody fragment)
T cell
4-1BB or CD28 (costimulatory domain)
CD3ζ

Image adapted from June CH and Sadelain M. 2018.[1]

**IMMUNOGENICITY[2]**

**Sources of CAR constructs**



Chimeric
Approved products (FMC63)
Humanized
Fully human
Candidates under development with potentially lower risk of immune responses

Image adapted from Brekke OH and Inger Sandlie. 2003.[2]

| Product in lymphoma study[a] | Costim domain | CRS | | ICANS | | Requiring tocilizumab | Requiring steroids |
|---|---|---|---|---|---|---|---|
| | | All Gr | Gr ≥3 | All Gr | Gr ≥3 | | |
| Axicabtagene ciloleucel[4] | CD28 | 93% | 13% | 64% | 28% | 43% | 27% |
| Brexucabtagene autoleucel[5] | CD28 | 91% | 15% | 63% | 31% | 59% | 22% |
| Tisagenlecleucel[6] | 4-1BB | 58% | 22% | 21% | 12% | 14% | 10% |
| Lisocabtagene maraleucel[7] | 4-1BB | 42% | 2% | 30% | 10% | 18% | 10% |

**In oncology, a 4-1BB costimulatory domain is associated with a reduced incidence and severity of CRS and ICANS events[6,7]**

[a]Similar safety outcomes comparing 4-1BB and CD28 costimulatory domains were also demonstrated in patients with B-ALL.[8,9]
B-ALL, B cell acute lymphoblastic leukemia; Costim, costimulatory. Gr, grade.

1. June CH, Sadelain M. *N Engl J Med.* 2018;379;64-73. 2. Brekke OH, Sandlie I. *Nat Rev Drug Discov.* 2003;2(1):52-62. 3. Cappell KM, Kochenderfer JN. *Nat Rev Clin Oncol.* 2021;18(11):715-727. 4. Neelapu SS, et al. *N Engl J Med.* 2017;377(26):2531-2544. 5. Wang M, et al. *N Engl J Med.* 2020;382(14):1331-1342. 6. Schuster SJ, et al. *N Engl J Med.* 2019;380(1):45-56. 7. Abramson JS, et al. *Lancet.* 2020;396(10254):839-852. 8. Zhao X, et al. *Mol Ther Oncolytics.* 2020;18:272-281. 9. Wu L, et al. *Cancers (Basel).* 2023;15(10):2767.

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# Success of CAR T in Oncology Established Over Decades

## Significant experience with CAR T in B cell cancers provided the foundation for autoimmune application

**1987**
First CAR design[1]

**1994**
First report of CAR T cells killing tumor cells in mice[2]

**1994**
First clinical trial of CAR T for HIV initiated[3]

**1998**
First CD28-costimulated CAR reported[4]

**2003**
First anti-CD19 CAR reported[5]

**2004**
In an endeavor to improve safety, first 4-1BB-costimulated CAR reported[6]

**2017**
First CAR T cell therapy approved by FDA (tisagenlecleucel)[7]

**2021**
First report of CAR T cell therapy for autoimmune disease[8]

- Multiple types of cell therapies are in phase 1/2 studies, with the majority being autologous CAR T cell therapy[9]
- Over 800 ongoing CAR T trials, with the majority in the US and China[10]

**Experience in oncology has established foundation for application in autoimmune disease**

1. Kuwana Y, et al. *Biochem Biophys Res Commun.* 1987;149(3):960-968. 2. Moritz D, et al. *Proc Natl Acad Sci USA.* 1994;91:4318-4322. 3. Roberts MR, et al. *Blood.* 1994;84(9):2878-2889. 4. Krause A, et al. *J Exp Med.* 1998;188:619-626. 5. Brentjens RJ, et al. *Nat Med.* 2003;101(4):1637-1644. 6. Imai C, et al. *Leukemia.* 2004;18:676-684. 7. O'Leary MC, et al. *Clin Cancer Res.* 2019;25(4):1142-146. 8. Mougiakakos D, et al. *N Engl J Med.* 2021;385(6):567-569. 9. Krishnamurthy A, et al. Wells Fargo, November 2017. 10. Clinicaltrials.gov. Accessed June 10, 2024. https://clinicaltrials.gov/search?intr=chimeric%20antigen%20receptor.

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# Considerations for CAR T Therapy in Cancer and Autoimmunity

Factors that predict adverse events and relapse are minimized in autoimmune diseases[1]

## Cancer


CAR
T cell
Necrotic
cell
Cancer
cells
T reg
Fibroblast
TME



**Cancer (DLBCL)**
**~10 trillion cells**

**High risk[1-5]**

**Risk of side effects** related to target B cell burden[1,2]

**Risk of treatment failure** due to mutational load (antigen escape)[1,2]

**Risk of permanent B cell aplasia** due to prior bone marrow damage[2]

**Risk of environmental barriers** for CAR T cell infiltration

**Safety**, including CRS, ICANS, and prolonged B cell aplasia[3-5]

← **Anticipated risk of suboptimal outcomes** →

## Autoimmune disease


Healthy
cells
Diseased
cell

**Healthy B cells**
**300 billion cells[7]**



**Lower Risk[1,6]**

Images adapted from Baker DJ, et al. 2023.[1]

TME, tumor microenvironment.

1. Baker DJ, et al. *Nature*. 2023;619(7971):707-715. 2. Sterner RC, Sterner RM. *Blood Cancer J*. 2021;11(4):69. 3. Breyanzi. Prescribing information; 2024. 4. Yescarta. Prescribing information; 2024. 5. Kymriah. Prescribing information; 2022. 6. Müller F, et al. *N Engl J Med*. 2024;390(8):687-700. 7. Sender, R et al. *PNAS* 2023 e2308511120.

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Key Takeaways CAR T cells are engineered T cells that are designed to combine the targeting ability of antibodies with the cell-killing machinery of T cells1 Key learnings from oncology have the potential to accelerate the adoption of CAR T cell therapy for autoimmune disease2,3 Differences in CD19-CAR T costimulatory domains seem to impact safety in cancer3-5 Many factors that drive adverse events & disease relapse post-CAR T are not at play in autoimmune disease driven by B cells3,6 Potentially lower risk of CRS & ICANS due to lower B cell burden Evolving the Potential of CAR T Cell Therapies to Autoimmunity 1. Holzinger A, Abken H. Pharmacology. 2022;107(9-10):446-463. 2. Baker DJ, et al. Nature. 2023;619(7971):707-715. 3. Cappell KM, Kochenderfer JN. Nat Rev Clin Oncol. 2021;18(11):715-727. 4. Davey AS, et al. Cancers. 2021;13(38). 5. Zhao X, et al. Molecular Therapy Oncolytics. 2020;18. 6. Müller F, et al. N Engl J Med. 2024;390(8):687-700.

Resetting the Immune System of Patients With Autoimmune Disease

# B Cells Play a Central Role in the Pathogenesis of Autoimmune Diseases

- **B cells contribute to autoimmunity through a variety of mechanisms[1,2]**
  - Autoantibody production
  - Antigen presentation
  - T cell co-stimulation
  - Production of proinflammatory cytokines
- **While circulating B cells are sensitive to depletion, tissue-resident B cells easily escape depletion[2]**



Cytokine production
Cytokines
Autoantibody production
Autoantibodies
Autoreactive B cell
BCR
Autoantigen
Co-stimulation
CD80 or CD86
CD28
MHC class II
TCR
Autoreactive T cell
Antigen presentation

Images adapted from Rubin SJS, et al. 2019[2]

BCR, B cell receptor; MHC, major histocompatibility complex.
1. Barnas JL, et al. *Curr Opin Immunol.* 2019;61:92-99. 2. Rubin SJS, et al. *Nat Rev Rheumatol.* 2019;15(5):303-315.

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# Current Therapies for B Cell Driven Autoimmune Disease Rarely Achieve Drug-Free Remission

- **Current challenges**
  - Despite good peripheral B cell depletion, bispecific and antibody-based B cell targeting therapies rarely induce stable drug-free remission in autoimmune disease
  - Shallow B cell depletion that does not tackle resident autoimmune B cell clones may be the reason for this limitation
- **Goals of newer therapies**
  - Deeper B cell depletion with a 'living drug' to allow targeting resident autoimmune B cell clones, enabling potential immune tolerance such that long-term drug therapy is not needed
  - Reversibility of B cell depletion enabling a good safety profile



Monoclonal antibody Mediated B cell depletion
CAR T cell mediated B cell depletion
Before Treatment
After Treatment
After B cell Reconstitution
B cells
Autoreactive B cells
CD19+ plasmablasts
CD19- plasma cells
Depth
Time
Depth
Time
0%
25%
50%
75%
200%
0
2
4
6
0
2
4
6 months

1. Schett G, et a. *Ann Rheum Dis.* 2024. PMID: 38777374. 2. Bucci, L. et al. *Nat Med.* 2024; PMID 38671240.

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# Emerging Academic Evidence of CD19-CAR T in Autoimmunity

**15 patients with refractory systemic autoimmune disease**

- Age range of 18 to 60 years; 60% female
- All patients with disease duration >12 months
- All patients had inadequate response to ≥2 lines of therapy
- ~50% of patients received B cell depletion therapy

**Myositis (n=3)** — Muscle and lung involvement median CK of 4298 U/L

**SLE (n=8)** — Median SLEDAI-2K score of 13; all had LN class III or IV

**SSc (n=4)** — All had active skin and lung involvement

**All patients received a single dose of $1x10^6$/kg CD19-CAR T cells following Flu/Cy preconditioning**

CK: creatinine kinase; Flu/Cy, fludarabine/cyclophosphamide; LN, lupus nephritis; SLE, systemic lupus erythematosus; SLEDAI-2K, systemic lupus erythematosus disease activity index 2K.
Müller F, et al. *N Engl J Med.* 2024;390(8):687-700.

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# CD19-CAR T Cells Can Result in Targeted B Cell Depletion

Preconditioning results in transient WBC decrease, though B cell depletion is sustained



CD19-CAR T cells
CAR T cells/µl
3000
2000
1000
0
0
100
200
300
400
500
600
700
800
Days post CAR T cell therapy
CAR T cells/µl
3000
2000
1000
0
0
10
20
30
40
50
60

*Circulating CAR T cell numbers after CD19-CAR T treatment (N=15)*



CD19⁺ B cells
B cells/µl
1600
1200
800
400
200
150
100
50
30
20
10
0
0 1 2 3 4 5 6 7 8 9 10
Days post CAR T cell therapy

*Circulating CD19⁺ B cells within first 10 days after treatment (N=15)*



WBC
WBC/µL
30000
25000
20000
15000
10000
5000
10
0
10
20
30
Days post CAR T cell therapy

*Circulating total WBCs within first 30 days after treatment (N=15)*

WBC, white blood cell.
Müller F, et al. *N Engl J Med.* 2024;390(8):687-700.

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# Reconstitution With Naïve B Cells Within 7 Months[1]

## B cell reconstitution



B cells/µl
Days post CAR T cell therapy
SLE
IIM
SSc

*Circulating B cell numbers after CD19-CAR T treatment (N=15)*[1]

*Changes in B cell subtype numbers from baseline to B cell reconstitution (n=5)*[2]



Naive B cells
Memory B cells
Activated memory B cells
Plasmablasts
BL
RC

*Distribution of heavy chain in the BCRs at baseline and after B cell reconstitution by mRNA sequencing (n=5)*[2]



BCR heavy chain distribution
%
BL FU
Pat_1
Pat_2
Pat_3
Pat_4
Pat_5
IgG
IgA
IgM
IgD

BL, baseline; FU, follow-up; Ig, immunoglobulin; IIM, idiopathic inflammatory myopathy; RC, reconstitution.

1. Müller F, et al. *N Engl J Med.* 2024;390(8):687-700. 2. Mackensen, Andreas A, et al. *Nature Medicine*. 2022;28(10):1-9.

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# Long-term Efficacy Outcomes With CD19-CAR T Cells

## Patients maintained off immunosuppressive therapies, suggesting an 'immune reset' is possible

### Myositis (n=3, ASyS)



TIS
Score (points)
Major
Mod
Minor
No
CK
U/liter
Months

**Achieved initial responses by 3 months**

### SLE (n=8)



SLEDAI-2K
Score (points)
Anti-dsDNA
U/ml
C3
mg/dl
Urinary Protein Excretion
Protein:Creatinine Ratio
Months

**Achieved response by 6 months**

### SSc (n=4)



EUSTAR-AI Score
Score (points)
mRSS
Score (points)
Months

**Decreased disease activity by 6 months**

Figures adapted from Müller F, et al. 2024.
C3, complement component 3; EUSTAR-AI, European Scleroderma Trials and Research Group activity index; dsDNA, double stranded DNA; mRSS, modified Rodnan skin score; TIS, total improvement score.
Müller F, et al. *N Engl J Med.* 2024;390(8):687-700.

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Preliminary academic data suggests potential slower IMNM improvement due to muscle-predominant disease1,2 Initial HMGCR IMNM Patient Treated With CD19-CAR T1 MMT8 Units 120 100 80 60 0 50 100 150 81-year-old woman with HMGCR IMNM Myositis subtype involving primarily muscle Manifestations may affect response kinetics Treated with CD19-CAR T in CASTLE study Potential for disease-specific timing & magnitude of response to CD19-CAR T 1. Patient treated in CASTLE Phase I/II basket study. CK and MMT8 data as presented at the Global Conference on Myositis in March 2024 and TIS data at Week 12 and 24 provided via personal communication with Dr. Georg Schett. 2. Müller F, et al. N Engl J Med. 2024;390(8):687-700. Disease activity & improvement measures U/L 2,000 1,500 1,000 500 0 0 50 100 150 200 CK 200 Week 24 Baseline Week 12 Major 100 80 Minor Moderate 60 40 20 None TIS IMNM patient in CASTLE basket study1 ASyS patients treated at Univ. Hospital Erlangen via German expanded access program2 Score (points)

# Safety & Tolerability of CD19-CAR T in Autoimmunity[1]

## AE profile consisted primarily of fever in 4-1BB costimulatory domain-containing CD19-CAR T

### Cytokine release syndrome

- **67%** (10 of 15 patients) with only grade 1 (**fever**)
- **1 patient with myositis with grade 2**
  - Preexisting ILD with increased oxygen requirement for 1 day while febrile
- 6 patients received tocilizumab

### ICANS

- Possible **grade 1 ICANS in 1 ASyS patient**
  - Mild dizziness at 2w post-infusion
  - Resolved following oral steroids

### Hypogammaglobulinemia

- **5 patients** developed hypogamm.[a]
- 2 patients required IVIg supplementation[b]
- **Vaccine titers remained stable**

### Infection

- **1 hospitalization due to pneumonia**[c]
- All other infections were mild and mostly manifested as URTIs (including COVID)
- 2 events of herpes zoster reactivation

[a]2 patients (1 SLE, 1 myositis) had preexisting hypogammaglobulinemia due to previous rituximab exposure [b]1 patient had preexisting hypogammaglobulinemia. [c]Pneumonia occurred in an SLE patient 7 weeks after CAR T cell therapy.
ILD, interstitial lung disease; IVIG, intravenous immunoglobulin; URTI, upper respiratory tract infection.

1. Müller F, et al. *N Engl J Med.* 2024;390(8):687-700.

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Key Takeaways Academic Data Demonstrates Drug-free and Durable Responses in Patients With Myositis, SLE and SSc 1. Müller F, et al. N Engl J Med. 2024;390(8):687-700. 2. Mackensen, Andreas A, et al. Nat Med. 2022;28(10):1-9. Case series provides preliminary support for the feasibility, efficacy and safety of a 4-1BB CD19-CAR T in patients with autoimmune disease1,2 Durable disease- and drug-free remission Acute adverse events post-CAR T consisted primarily of fever Repopulation with naïve B cells within 7 months Most infections were mild in severity, with only one case of pneumonia requiring hospitalization

Unlocking the Potential of CD19-CAR T Cell Therapy in Myositis and Lupus

# **RE**storing **SE**lf-**T**olerance (**RESET™**) Development Program

Designed to replicate and expand on the academic clinical data that generated interest in the field

## CABA-201 designed to optimize the potential safety and efficacy of CD19-CAR T for patients with autoimmune disease

**Fully human anti-CD19 binder**
Similar binding affinity and biologic activity to FMC63, with binding to the same epitopes[1,2]

Safety data in ~20 oncology patients evaluated and reported by IASO as part of a dual-CAR[3]

**4-1BB costimulatory domain**
Same domain as used in academic studies

**CD3-zeta signaling domain**



**CABA-201**

### Key Questions for RESET Phase 1/2 Studies

**Safety of CABA-201**
- CABA-201 AE profile
- *CRS, ICANS, SAEs*

**Dose selection**
*1 x 10$^6$ cells/kg*
- PK – CAR T persistence
- PD – B cell depletion
- Autoantibody reduction
- Clinical outcomes

PK, pharmacokinetics; PD, pharmacodynamics, SAEs: serious adverse events
1.Peng, BinghaoJ, et al. Presented at: American Society Gene and Cell Therapy 26th Annual Meeting; 2023 May 19; Los Angeles, CA. 2. Dai, Zhenyu, et al. *Journal of Cellular Physiology*. 2021;236(8): 5832-5847. 3. Evaluated as part of CT120, a dual-CD19xCD22 CAR T product candidate under development by Nanjing IASO Biotherapeutics, Co., Ltd. (IASO Bio).

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# Phase 1/2 Myositis Study for CABA-201[1]

RESET Myositis™

**Key inclusion criteria**

- Age ≥18 and ≤75 with a definite or probable clinical diagnosis of IIM (2017 EULAR/ACR classification criteria)
- Diagnosis of antisynthetase syndrome (ASyS), dermatomyositis (DM), or immune-mediated necrotizing myopathy (IMNM) based on presence of serum myositis-specific antibodies
- Evidence of active disease despite prior or current treatment with standard of care

**Key exclusion criteria**

- Cancer-associated myositis
- Significant lung or cardiac impairment
- B cell-depleting agent within prior ~6 months
- Previous CAR T cell therapy and/or HSCT



Screening
Day 1
Day 29
Follow-up through year 3
ASyS
n ≥6
DM cohort
n ≥6
IMNM cohort
n ≥6
Leukapheresis and CABA-201 production
Preconditioning with FLU and CY
Single infusion of CABA-201 (1 × 10⁶ cells/kg)
Primary endpoint: Incidence and severity of adverse events
Secondary endpoints:
TIS
CK / muscle enzymes
Myositis-specific autoantibody levels
Adverse events
PK/PD analysis

**Juvenile IIM cohort recently incorporated into trial**

CY, cyclophosphamide; EULAR/ACR, European Alliance of Associations for Rheumatology/America College of Rheumatology; FLU, fludarabine; HSCT, hematopoietic stem cell transplantation. TIS, Total Improvement Score.

1. ClinicalTrials.gov. Accessed June 10, 2024. https://classic.clinicaltrials.gov/ct2/show/NCT06154252.

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# Phase 1/2 Lupus Study for CABA-201[1]

RESET SLE

**Key inclusion criteria**

- Age ≥18 to ≤65 with an SLE diagnosis (2019 EULAR/ACR classification criteria)
- ANA+ or anti-dsDNA+ at screening
- For SLE (non-renal) cohort: active, moderate to severe SLE, SLEDAI-2K ≥8 despite standard therapy
- For Lupus Nephritis cohort: active, biopsy-proven LN class III or IV, ± class V

**Key exclusion criteria**

- B cell-depleting agent within prior ~6 months
- Previous CAR T cell therapy and/or HSCT
- Presence of kidney disease other than LN



Screening
Day 1
Day 29
Follow-up through year 3
SLE non-renal cohort n ≥6
LN cohort n ≥6
Leukapheresis and CABA-201 production
Preconditioning with FLU and CY
Single infusion of CABA-201 (1 × 10⁶ cells/kg)
Primary endpoint: Incidence and severity of adverse events
Secondary endpoints:
SLE disease activity (e.g., SLEDAI-2K)
Complete renal response
Adverse events
PK/PD analysis
Biomarker analyses

ANA, antinuclear antibody; SELENA-2K, Systemic Lupus Erythematosus Disease Activity Index-2K.
1. ClinicalTrials.gov. Accessed June 10, 2024. https://classic.clinicaltrials.gov/ct2/show/NCT06121297.

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# Metrics To Assess Outcomes of B Cell Depletion In Autoimmunity

## Translational & clinical parameters inform framework to evaluate advanced modalities in autoimmunity



CAR T & B cell levels[1]
CD19-CAR T Cells
Healthy B cells
Autoreactive B cells
*Following treatment with autologous CD19-CAR T, 6 pts with 12+ mo. of drug-free remission, as reported by Erlangen group[2]*
Naïve B cells
Infusion
1 mo.
3 mo.
12+ mo.

| Metrics of evaluation | Within 1 month | ~3 months | Up to 12+ months |
|---|---|---|---|
| **Translational measures** | ✓ B cell depletion: Timing & depth<br>✓ CAR T expansion: Magnitude & timing | ✓ Autoantibody changes<br>✓ Vaccine titer changes<br>✓ Inflammatory marker changes | ✓ Time to B cell repopulation<br>✓ B cell phenotype[a]<br>❑ Autoantibody changes |
| **Clinical data** | ✓ Rate of CRS more severe than fever<br>✓ Rate & grade of ICANS<br>✓ Rate & severity of infection | ✓ Early efficacy signals<br>✓ Rate & severity of infection | ❑ Durability of clinical activity<br>❑ Rate & severity of infection |
| **Patient experience** | ✓ Hospitalization requirements<br>✓ Apheresis & preconditioning<br>✓ Single vs. multiple infusions | ✓ Chronic maintenance therapy / concomitant medications, if any | ❑ Chronic maintenance / concomitant medications, if any |

✓ Indicates data being presented for either or both of the first two patients in the RESET™ clinical program.
[a] Flow phenotyping data; confirmatory analyses ongoing.
1. Illustrative graphic, adapted from Taubmann J, et al. OPO141. Abstract presented at: EULAR; May 31, 2023; Milan, Italy. 2. Müller F, et al. *N Engl J Med.* 2024;390(8):687-700.

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# IMNM: High Unmet Need & Limited Therapeutic Options[1]

**Idiopathic inflammatory myopathy (IIM, myositis)**



♀ > ♂

Immune-mediated necrotizing myopathy

Dermatomyositis

Antisynthetase syndrome

- IMNM-associated antibodies include anti-SRP & anti-HMGCR
- Muscle disease (weakness, elevated CK) predominant
- No therapies approved by the FDA or EMA for IMNM
- Often refractory despite combination therapy (e.g., IVIg, rituximab)

**Myositis Prevalence: ~1 million globally[2]**

**HMGCR IMNM patient treated in CASTLE CD19-CAR T study with minor response by 3 months improved to major response at 6 months with no additional therapy[3]**

Cohort for first patient treated with CABA-201

DM, dermatomyositis; EMA, European Medicines Agency; ESRD, end-stage renal disease; IMNM, immune-mediated necrotizing myopathy; HMGCR: HMG-CoA reductase
1. Suh J, et al. *Muscle Nerve*. Published online May 27, 2024. doi:10.1002/mus.28114. 2. Khoo T, et al. *Nat Rev Rheumatol*. 2023;19(11):695-712. 3. Patient treated in third-party CASTLE Phase I/II basket study.

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# SLE: Variable Disease Course & Limited Treatments[1-6]

- Highly heterogenous with potentially life-threatening complications
- Two biologic therapies approved with 52-week efficacy endpoint
- Incomplete responses & need for long-term therapy very common
- ~40% with LN, with Class V LN often resistant to therapy

**Academic CD19-CAR T data in SLE patients with predominantly renal disease suggest potential for clinical response by 3 months[7]**

**Systemic lupus erythematosus (SLE)**

Non-renal systemic lupus erythematosus

Lupus nephritis



**SLE Prevalence: >3 million globally[1]**

Cohort for first patient treated with CABA-201

LN, lupus nephritis.

1. Tian J, et al. *Ann Rheum Dis.* 2023;82(3):351-356. 2. Hoover PJ, Costenbader KH. *Kidney Int.* 2016;90(3):487-92. 3. Benlysta. Package insert. GSK; 2018. 4. Saphnelo. Package Insert. AstraZeneca. 2021. 5. Hahn BH, et al. *Arthritis Care Res (Hoboken).* 2012; 64(6): 797–808. 6. Aziz F, Chaudhary, K. *Curr Clin Pharmacol.* 2018;13(1):4-13. 7. Mackensen, Andreas A, et al. Nature Medicine. 2022;28(10):1-9.

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IMNM #1 SLE #1

# Baseline Characteristics of First Two Patients in RESET Trials

Both patients had refractory disease, including to B cell-targeting antibodies & other agents

| | RESET-Myositis Patient #1 | RESET-SLE Patient #1 |
|---|---|---|
| **Age (years), sex** | 33, male | 26, male |
| **Cohort** | IMNM | Non-renal SLE |
| **Disease duration** | ~2 years | ~6 years |
| **Prior disease-specific therapy** | IVIG, rituximab, MTX, glucocorticoids | Cyclophosphamide, voclosporin, belimumab, tacrolimus |
| **Disease-specific therapy at screening** | MTX, glucocorticoids | MMF, hydroxychloroquine, glucocorticoids |
| **Autoantibodies** | SRP, Ro-52 | ANA, dsDNA |
| **Disease activity[a]** | MMT-8: 130, CK: 617 | SLEDAI-2K: 26 |
| **Disease manifestations[a,b]** | Muscle weakness, dysphagia | Vasculitis, arthritis, alopecia, hematuria, proteinuria (isolated class V LN), low complement |

**Expanding CD19-CAR T experience in IMNM & non-renal SLE**

[a]Baseline=pre-preconditioning visit. [b]Disease manifestations were according to Myositis Disease Activity Assessment Tool (MDAAT) and SLEDAI-2K for myositis and SLE, respectively.
dsDNA, double-stranded DNA; IMNM, immune-mediated necrotizing myopathy; MMF, mycophenolate mofetil; MMT-8, manual muscle testing of 8 muscles; MTX, methotrexate; Ro-52, ribonucleoprotein 52; SRP, signal recognition particle.

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IMNM #1 SLE #1

# CABA-201 was Well-tolerated in Initial Patients

## No CRS, ICANS or infections reported through follow-up period[a]

| | | RESET-Myositis Patient #1 | RESET-SLE Patient #1 |
|---|---|---|---|
| **Dose of CABA-201** | | 83 million (1 x $10^6$/kg) $CAR^+$ cells | 63 million (1 x $10^6$/kg) $CAR^+$ cells |
| **Duration of inpatient monitoring[b]** | | 4 days | 4 days |
| **Adverse events[d]** | CRS | None | None |
| | ICANS | None | None |
| | Infections | None | None |
| | Hypogammaglobulinemia | None | None |
| | Serious adverse events | None | None |
| **Concomitant disease-specific therapy** | | Discontinued MTX prior to infusion; Prednisone discontinued day 3 post-infusion | Discontinued MMF and HCQ prior to infusion; Ongoing taper from prednisone 10mg daily by 8 weeks[c] |
| **Duration of follow-up[a]** | | 84 days | 28 days |

**Both patients discharged after 4 days of monitoring post-infusion & neither received tocilizumab**

[a]Data cut-off as of 28 May 2024. [b]Protocol requires a minimum of 4-day hospitalization for monitoring. [c]PI-directed taper from 10mg daily prednisone. [d]Grade 4 leukopenia, neutropenia and lymphopenia reported for SLE Patient #1, the Grade 4 cytopenias resolved and were attributed to the preconditioning regimen (fludarabine and cyclophosphamide).

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CABA-201 exhibited anticipated profile of expansion and contraction1-5 CABA-201 Expansion in Anticipated Range aResponse appears to be consistent with published data of cryopreserved CAR T products as well as the expansion profile of BCMA-CAR T products in patients with multiple myeloma, in which the number of target cells is more similar to autoimmune disease than to B cell leukemias and lymphomas BCMA, B cell maturation antigen. 1. Shah BD, et al. Lancet. 2021;398(10299):491-502. 2. Awasthi R, et al. Blood Adv. 2020;4(3):560-572. 3. Munshi NC, et al. N Engl J Med. 2021;384(8):705-716. 4. Cohen AD, et al. Blood Cancer J. 2022;12(2):32. 5. Müller F, et al. N Engl J Med. 2024;390(8):687-700. Expansion of CAR T cells to anticipated range suggests target engagement Peripheral peak CAR T expansion occurred at approximately 2 weeksa Rapid contraction suggests systemic B cell aplasia has been achieved IMNM #1 SLE #1 4.98% of T cells 3.32% of T cells SLE #1 IMNM #1 Preconditioning CABA-201 infusion CABA-201 cells/µL Blood 102 101 100 0 −5 0 5 10 15 20 25 30 Days post infusion

Complete B cell depletion achieved by day 15 on flow cytometry & maintained in context of WBC recovery Systemic B Cell Depletion With CABA-201 aNadir of lymphocyte count following fludarabine and cyclophosphamide administration estimated based on respective product labels.1,2 WBC, white blood cell. 1. Fludarabine phosphate injection. Prescribing information. 2010. https://www.accessdata.fda.gov/drugsatfda_docs/label/2011/022137s003lbl.pdf. 2.Cyclophosphamide. Prescribing information. 2013. https://www.accessdata.fda.gov/drugsatfda_docs/label/2013/012141s090,012142s112lbl.pdf. IMNM #1 SLE #1 CD19+ CD20+ B cell count Leukocyte counts B cell depletion was achieved & maintained in follow up or until naïve B cell recovery Early, transient leukopenia observed in both patients, as expected with preconditioninga SLE #1 IMNM #1 Preconditioning CABA-201 infusion 0.0 −5 0 5 10 15 20 25 30 Days post infusion 2.5 5.0 7.5 10.0 103 cells/µL WBC Counts 0 −5 0 5 10 15 20 25 30 Days post infusion 2 4 6 8 103 cells/µL Neutrophil Counts 0.0 −5 0 5 10 15 20 25 30 Days post infusion 0.5 1.0 1.5 103 cells/µL Lymphocyte Counts 0.0 −5 0 5 10 15 20 25 30 Days post infusion 0.5 1.0 1.5 103 cells/µL Monocyte Counts CD19+ CD20+ B cells/µL 60 80 60 20 0 −5 0 5 10 15 20 25 30 Days post infusion

Immunologic Effects of CABA-201 IMNM #1 CABA-201 pharmacokinetics CABA-201 pharmacodynamics IFNγ peak prior to peripheral CABA-201 peak suggests tissue-resident B cell cytotoxicity Systemic B cell depletion triggers BAFF to encourage bone marrow B cell repopulation IFN�� T cells Preconditioning CABA-201 infusion BAFF B cells Preconditioning CABA-201 infusion 15000 10000 5000 0 0 Weeks post infusion CD19+ CD20+ B cells/µL BAFF (pg/mL) 80 60 40 20 0 CABA-201 cells/µL Blood 102 101 100 0 −5 0 5 10 15 20 25 30 Days post infusion IFN�� (pg/mL) 150 100 50 0 Week 8 Week 4

Antibody reduction & clinical improvement in disease activity as anticipated with follow-up of 12 weeks CK Reduction & Clinical Improvement Observed in SRP IMNM aData cut-off as of 28 May 2024. bLuminex assay developed and performed by Cabaletta Labs. cQualitative commercial assay (Myositis Antigen Panel, performed at National Jewish Health Advanced Diagnostic Laboratories) suggests SRP54 antibody remains strongly positive at Week 12; Ro-52 normalizes by week 8. dBased on patient’s moderate level of muscle disease at baseline, mild-moderate disability and limited extramuscular manifestations, the maximum achievable score is 70 points on the 100-point TIS scale. 1. Patient treated in third-party CASTLE Phase I/II basket study, TIS data at Week 12 and 24 provided via personal communication with and as presented by Dr. Georg Schett. 2. Müller F, et al. N Engl J Med. 2024;390(8):687-700. SRP9, signal recognition particle 9; SSA, Sjögren’s syndrome–related antigen A autoantibody; TRIM21, tripartite motif 21; ULN, upper limit of normal; CK, creatine kinase. IMNM #1 Quantitative translational assay shows ongoing reduction in SRP & Ro-52 antibodiesb,c SRP9 SRP54 SS-A/Ro-52 Week 8 Week 4 Baseline 10000 5000 0 Discontinued all disease-specific therapies Disease markers continuing to trend positively Patient reported symptoms as much improved 12-week TIS consistent with IMNM case report1 Disease activity & improvement measures Baseline Week 4 ULN U/L 600 400 200 0 Week 8 Week 12 Creatine Kinase Normal strength MMT-8 150 140 130 120 Baseline Week 4 Week 8 Week 12 Score Week 8 Week 4 Baseline 1500 500 2000 Week 12 1000 0 Net MFI Net MFI SRP Score (points) Major 100 80 Minor Moderate 60 40 20 Week 24 Baseline Week 12 None TIS RESET-Myositis IMNM #1 patient treated with CABA-201 IMNM patient in CASTLE basket study1 ASyS patients treated at Univ. Hospital Erlangen via German expanded access program2 Academic published data overlaid for illustrative purposes RESET-Myositis IMNM #1 patient-specific TIS ceilingd

Trend toward improvement in disease manifestations with follow up of 4 weeksb Early Efficacy Signals in Non-Renal SLEa Vasculitis, arthritis and hematuria resolved within 4 weeks despite discontinuation of all therapies at infusion other than ongoing taper from prednisone 10mg per day aPatient in non-renal SLE cohort due to isolated Class V LN. bData cut-off as of 28 May 2024. cBaseline and Day 29 SLEDAI-2K score are reflective of disease activity at study visit day. dUrine Protein Creatinine Ratio decreased from 1.08 to 0.80 from Baseline to Week 4. eAnti-dsDNA antibody titer decreased from 1:40 to 1:10 from Baseline to Week 4. 1. SLE patients treated at Univ. Hospital Erlangen via German expanded access program; Müller F, et al. N Engl J Med. 2024;390(8):687-700. SLE #1 Alopecia Low complement Increased DNA bindingd Proteinuriae Hematuria Arthritis Vasculitis 26 10 20 SLEDAI-2Kc Score 10 0 Baseline Week 4 30 SLE patient #1 0 0 Month 3 Month 6 SLEDAI-2K Score Academic SLE data1 25 20 30 10 5 15 Academic published data for illustrative purposes

CABA-201 Effects on Vaccine & Infection Antibody Titers Titers preserved post-infusion, with no reported infections in the duration of follow-up perioda aData cut-off as of 28 May 2024. IMNM #1 SLE #1 Streptococcus pneumoniae HSV1 Influenza A G4 EA (H1N1) Sars-CoV-2 Epstein-Barr virus (EBV) Bordetella pertussis Cytomegalovirus (CMV) Hepatitis B Mumps virus Diphtheria Hepatitis A Rubeola virus (measles) Rubella virus Tetanus SLE patient #1 Baseline Baseline Week 8 Week 4 Week 4 IMNM patient #1 SLE patient #1 Net MFI 105 104 103 102 Net MFI 105 104 103 102

Initial patient phenotyping data consistent with potential immune system reset; confirmatory analyses ongoing B Cell Repopulation with Naïve B Cells Note: Flow plot gating reflects CD19+ CD20+ live lymphocytes. aPatient received multiple courses of rituximab, with most recent dose approximately 9 months prior to CABA-201 infusion. BCR, B cell receptor. 1. Cambier JC, et al. Nat Rev Immunol. 2007;7(8):633-643. Pre-B cell Early Naïve (Transitional) B cell (CD38Hi CD24Hi) Naïve B cell (CD38Med CD24Med) Mature BCR Igα Igβ Bone marrow Periphery B cell precursors IMNM #1 Image adapted from Cambier JC, et al. 2007.1 Pre-plasma/ plasma cell B Cell, % CD20 Baseline CD19 107 106 105 104 0 0 104 106 105 B cells (CD19+, CD20+) 5.08 Week 12 107 106 105 104 0 0 104 106 105 B cells (CD19+, CD20+) 6.56 107 Day 15 107 106 105 104 0 0 104 106 105 B cells (CD19+, CD20+) 0 Week 8 107 106 105 104 0 0 104 106 105 B cells (CD19+, CD20+) 7.02 CD38 CD24 106 105 104 0 0 104 106 105 106 105 104 0 0 104 106 105 106 105 104 0 0 104 106 105 B cell phenotyping data a Early Naïve (Transitional) B cell Naïve B cell Remaining CD19+ CD20+ B cells B cell maturation process1 Memory B cell

Key Takeaways 1. Müller F, et al. N Engl J Med. 2024;390(8):687-700. 2. Castle Phase 1/2 basket study. CABA-201: Designed for autoimmune patients to optimize the potential product profile of CD19-CAR T Safety: In the first 2 patients (IMNM & SLE), CABA-201 was well-tolerated No CRS, ICANS or infections reported through follow-up period Dose: Clinical & translational data support the selected dose of CABA-201 PK: IFNγ peak prior to peak of CABA-201 suggests tissue-level B cell cytotoxicity PD: Systemic B cell depletion followed by repopulation with naïve B cells Autoantibody levels: Decline generally consistent with Univ. Hospital Erlangen data1 Clinical & translational data: Improvement consistent with reported CD19-CAR T data1,2 18 clinical sites now enrolling patients in the CABA-201 RESET™ program with four trials open – myositis, SLE/LN, systemic sclerosis and myasthenia gravis

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